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                                                                    Exhibit 10.2

                             CompuCredit Corporation

                              AMENDED AND RESTATED
                                STOCK OPTION PLAN



                                    ARTICLE I

                  Purpose, Scope and Administration of the Plan

         1.1 Purpose. The purpose of this Stock Option Plan is to maximize the long-term success of CompuCredit Corporation (the "Company"), and its affiliates, to ensure a balanced emphasis on both current and long-term performance and to enhance participants' identification with growth in shareholder value by providing financial incentives to selected members of its and its affiliates' boards of directors, employees, consultants and advisers who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of nonqualified stock options to purchase its common stock, attract and retain (and allow its affiliates to attract and retain) highly qualified and competent employees and directors and motivate such employees and directors to exert their best efforts on behalf of the Company and its affiliates.

         1.2 Definitions. Unless the context clearly indicates otherwise, for purposes of this Plan:

             (a) "Board of Directors" means the Board of Directors of the Company.

             (b) "Code" means the Internal Revenue Code of 1986, as amended.

             (c) "Committee" means the Compensation Committee of the Board of Directors, which shall be composed of two or more members appointed from time to time by the Board of Directors from among its members. If the Board of Directors does not appoint a Compensation Committee, all references in this Plan to the "Committee" shall be deemed to be references to the Board of Directors where the context so permits or requires.

             (d) "Common Stock" means the Common Stock of the Company, no par value per share, or such other class of shares or other securities to which the provisions of the Plan may be applicable by reason of the operation of Section
3.1 hereof.

             (e) "Company" means the Company and any affiliates of the Company, including affiliates of the Company which become such after adoption of this Plan.

             (f) "Fair Market Value" of a share of Common Stock on a specified date means:

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                           (i) if the Common Stock is then traded on a national
                  securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or

                           (ii) if the Common Stock is not then traded on a
                  national securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

                           (iii) if the Common Stock is not then traded on a
                  national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

             (g) "Grant Date," as used with respect to a particular Option, means the date as of which the Option is granted by the Committee pursuant to the Plan.

             (h) "Grantee" means the person to whom an Option is granted by the Committee pursuant to the Plan.

             (i) "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

             (j) "Option" means an Option granted by the Committee pursuant to
Article II to purchase shares of Common Stock, each of which shall be designated at the time of grant as a Nonqualified Stock Option, as provided in Section 2.1 hereof. No Option granted under the Plan is intended to qualify as an Incentive Stock Option.

             (k) "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan. Option Agreements need not be identical with other Option Agreements, either in form or substance, and need only conform to the terms and conditions of this Plan.

             (l) "Option Period" means, with respect to any Option granted hereunder, the period beginning on the Grant Date and ending at such time not later than the tenth anniversary of the Grant Date as the Committee in its sole discretion shall determine and during which the Option may be exercised.

             (m) "Plan" means this the Company Stock Option Plan as set forth herein and as amended from time to time.

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         1.3 Aggregate Limitation.

             (a) The maximum number of shares of Common Stock with respect to which Options may be granted shall not exceed a total of 78,947.4 shares in the aggregate, subject to possible adjustment in accordance with Section 3.1.

             (b) Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Board of Directors, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

             (c) The Committee may grant new Options hereunder with respect to any shares for which an Option expires or otherwise terminates prior to being exercised.

         1.4 Administration of the Plan.

             (a) The Plan shall be administered by the Committee, which shall have the authority:

                           (i) To determine the directors, employees,
                  consultants and advisers of the Company to whom, and the times at which, Options shall be granted, and the number of shares of Common Stock to be subject to each such Option, taking into consideration the nature of the services rendered by the particular Grantee, the Grantee's potential contribution to the long-term success of the Company and such other factors as the Committee in its discretion may deem relevant;

                           (ii) To interpret and construe the provisions of the
                  Plan and to establish rules and regulations relating to it;

                           (iii) To prescribe the terms and conditions of the
                  Option Agreements for the grant of Options (which need not be identical for all Grantees) in accordance and consistent with the requirements of the Plan; and

                           (iv) To make all other determinations necessary or
                  advisable to administer the Plan in a proper and effective manner.

             (b) All decisions and determinations of the Committee in the administration of the Plan and on other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options. The Committee shall be entitled to rely in reaching its decisions on the advice of counsel (who may be counsel to the Company).

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         1.5 Eligibility for Awards. The Committee shall in accordance with
Article II designate from time to time the directors, employees, consultants and advisers of the Company who are to be granted Options.

         1.6 Effective Date and Duration of Plan. The Plan shall become effective on the date of its adoption by the Board of Directors. Unless previously terminated by the Board of Directors, the Plan (but not any Options then outstanding) shall terminate on the tenth anniversary of its adoption by the Board of Directors.


                                   ARTICLE II

                                  Stock Options

         2.1 Grant of Options.

             (a) The Committee may from time to time, subject to the provisions of the Plan, grant Options to directors, employees, consultants and advisers of the Company under appropriate Option Agreements to purchase shares of Common Stock up to the aggregate number of shares of Common Stock set forth in Section 1.3(a).

             (b) The Committee shall designate each Option granted hereunder as a Nonqualified Stock Option.

         2.2 Option Requirements.

             (a) An Option shall be evidenced by an Option Agreement specifying the number and class of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee may determine to be applicable to that Option.

             (b) No Option shall be granted under the Plan on or after the tenth anniversary of the date upon which the Plan was adopted by the Board of Directors.

             (c) An Option shall expire by its terms at the expiration of the Option Period and shall not be exercisable thereafter.

             (d) The Committee may provide in the Option Agreement for the expiration or termination of the Option prior to the expiration of the Option Period, upon the occurrence of any event specified by the Committee.

             (e) The Committee may provide in the Option Agreement for vesting periods which require the passage of time and/or the occurrence of events in order for the Option to become exercisable.

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             (f) The option price per share of Common Stock of an Option shall be such price as shall be determined by the Committee at the time any such Option is granted, and may be greater than, equal to, or less than the Fair Market Value of a share of Common Stock at the time such Option is granted.

             (g) An Option shall not be transferable other than by will or the laws of descent and distribution, except that any vested portion of Nonqualified Stock Options may be transferred if the transfer is approved in advance in writing by the Committee or Board of Directors in their sole discretion. Unless transferred with approval as provided in the preceding sentence, during the Grantee's lifetime an Option shall be exercisable only by the Grantee or, if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative. Upon the Grantee's death, but only to the extent that the Option is otherwise exercisable hereunder, an Option may be exercised by the Grantee's legal representative or by a person who receives the right to exercise the Option under the Grantee's will or by the applicable laws of descent and distribution.

             (h) Each Option Agreement shall contain an agreement that, upon demand by the Committee for such a representation, the Grantee (or any person acting on the Grantee's behalf) shall deliver to the Committee at the time of any exercise of an Option a written representation that the Common Stock to be acquired upon such exercise is to be acquired for investment and not with a view to the distribution thereof or such other representation as may be required by the Committee. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

             (i) A person electing to exercise an Option shall give written notice of election to the Company in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form (a note or other evidence of indebtedness or other form of deferred payment) as the Committee may specify in the applicable Option Agreement.

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                                   ARTICLE III

                               General Provisions

         3.1 Adjustment Provisions.

             (a) In the event of:

                           (i) payment of a stock dividend in respect of Common
                  Stock; or

                           (ii) any recapitalization, reclassification, split-up
                  or consolidation of or other change in the Common Stock; or

                           (iii) any exchange of the outstanding shares of
                  Common Stock in connection with a merger, consolidation or other reorganization of or involving the Company or a sale by the Company of all or a portion of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

then the Committee shall, in such manner as it may determine in its sole discretion, appropriately adjust the number and class of shares or other securities which shall be subject to Options and the purchase price per share which must be paid thereafter upon exercise of any Option. Any such adjustments made by the Committee shall be final, conclusive and binding upon all persons, including (but not by way of limitation) the Company, the shareholders and directors of the Company, and any persons having any interest in any Options which may be granted under the Plan.

             (b) Except as provided above in subparagraph (a) of this paragraph 3.1, issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

         3.2 Additional Conditions. Any shares of Common Stock issued or transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose, and the Committee may require as a condition to exercise of the Option that the Grantee (or any person acting on the Grantee's behalf) enter into any agreement or execute any acknowledgment that the Committee shall deem necessary to ensure that the shares of Common Stock acquired pursuant to the Option will be subject to any shareholders agreement as may be in effect at the time such Option is exercised.

         3.3 No Rights as Shareholder or to Employment. No Grantee or any other person authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to any Option until certificates evidencing the shares have been issued and delivered to the Grantee or any such

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person upon the exercise of the Option. Furthermore, an Option shall not confer upon any Grantee any rights to employment or any other relationship with the Company, including without limitation any right to continue in the employ of the Company, nor affect the right of the Company to terminate the employment or other relationship of the Grantee with the Company at any time with or without cause.

         3.4 Legal Restrictions. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including (but not by way of limitation) the inability or failure of the Company to obtain from any governmental authority or regulatory body the authority deemed necessary by such counsel for such issuance or sale, the Company shall not be obligated to issue or sell any Common Stock pursuant to the exercise of an Option to a Grantee or any other authorized person unless the Company receives evidence satisfactory to its legal counsel that the issuance and sale of the shares would not constitute a violation of any applicable securities laws. The Company shall in no event be obligated to take any action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

         3.5 Rights Unaffected. The existence of the Options shall not affect: the right or power of the Company and its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; any issuance of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

         3.6 Withholding Taxes. As a condition to exercise of an Option, the Company may in its sole discretion withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

         3.7 Choice of Law. The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

         3.8 Amendment, Suspension and Termination of Plan. The Plan may from time to time be terminated, suspended or amended by the Board of Directors in such respects as it may deem advisable.

         3.9 Headings. The headings in this Plan are for convenience only and are not to be used in interpreting the meaning or effect of any provisions hereof.


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